                                                                      Exhibit 21

                         THE McGRAW-HILL COMPANIES, INC.


Subsidiaries of Registrant

Listed below are all the subsidiaries of Registrant, except certain inactive subsidiaries and certain other McGraw-Hill's subsidiaries which are not included in the listing because considered in the aggregate they do not constitute a significant subsidiary as of the end of the year covered by this Report.

                                                                           State or                     Percentage
                                                                         Jurisdiction                   of Voting
                                                                              of                        Securities
                                                                         Incorporation                    Owned
                                                                         -------------                  ----------
The McGraw-Hill Companies, Inc.                                            New York                     Registrant
International Advertising/McGraw-Hill, Inc.                                Delaware                        100
J.J. Kenny Co., Inc.                                                       New York                        100
  *J.J. Kenny Drake, Inc.                                                  New York                        100
  *Kenny Services, Inc.                                                    New York                        100
Landoll, Inc.                                                              Ohio                            100
McGraw-Hill Broadcasting Company, Inc.                                     New York                        100
McGraw-Hill Capital, Inc.                                                  New York                        100
  *International Valuation Services, Inc.                                  Delaware                         40
McGraw-Hill Interamericana, Inc.                                           New York                        100
McGraw-Hill International Enterprises, Inc.                                New York                        100
  *Editora McGraw-Hill Interamericana do                                   Brazil                          100
    Brasil Ltda.
  *McGraw-Hill Korea, Inc.                                                 Korea                           100
  *McGraw-Hill (Malaysia) Sdn.Bhd                                          Malaysia                        100
McGraw-Hill New York, Inc.                                                 New York                        100
McGraw-Hill Publications Overseas Corporation                              New York                        100
McGraw-Hill Real Estate, Inc.                                              New York                        100
McGraw-Hill Ventures, Inc.                                                 Delaware                        100
MMS International                                                          Nevada                          100
Money Market Directories, Inc.                                             New York                        100
National Radio Institute                                                   Delaware                        100
Rational Investors, Inc.                                                   Massachusetts                   100
Rock-McGraw, Inc.                                                          New York                         45
S&P ComStock, Inc.                                                         New York                        100
Standard & Poor's Europe, Inc.                                             Delaware                        100
Standard & Poor's International Ratings, LLC                               Delaware                        100
  *Credit Rating Information Services
    of India Limited                                                       India                             9.6
  *Taiwan Ratings Corporation                                              Taiwan                           50
Standard & Poor's Investment Advisory
    Services LLC                                                           Delaware                        100
Standard & Poor's, LLC                                                     Delaware                        100
Standard & Poor's Securities, Inc.                                         Delaware                        100
Sunshine International, Inc.                                               Delaware                        100

                                                                           State or                     Percentage
                                                                         Jurisdiction                   of Voting
                                                                              of                        Securities
                                                                         Incorporation                    Owned
                                                                         -------------                  ----------
Editora McGraw-Hill de Portugal, Ltda.                                     Portugal                        100
Editorial Interamericana, S.A.                                             Colombia                        100
Lands End Publishing                                                       New Zealand                     100
McGraw-Hill Australia Pty Limited                                          Australia                       100
 *McGraw-Hill Book Company
  New Zealand Limited                                                      New Zealand                     100
 *Standard & Poor's (Australia) Pty Ltd.                                   Australia                       100
McGraw-Hill Data Services - Ireland, Ltd.                                  Ireland                         100
McGraw-Hill Holdings Europe, Ltd.                                          United Kingdom                  100
 *McGraw-Hill International (U.K.) Limited                                 United Kingdom                  100
 *Standard & Poor's AB                                                     Sweden                          100
 *The McGraw-Hill Companies, GmbH                                          Germany                         100
 *The McGraw-Hill Companies, SA                                            France                          100
 *The McGraw-Hill Companies, SRL                                           Italy                           100
 *The McGraw-Hill Companies, Limited                                       United Kingdom                  100
  *Micropal Accounting Portfolio Services Inc.                             Delaware                        100
  *Standard & Poor's Fund Services Asia Ltd.                               Hong Kong                       100
  *Standard & Poor's Fund Services, GmbH                                   Germany                         100
  *Standard & Poor's Fund Services, SaRL                                   France                          100
  *Standard & Poor's Micropal, Inc.                                        Massachusetts                   100
  *The McGraw-Hill Companies Switzerland GmbH                              Switzerland                     100
McGraw-Hill Information Systems
  Company of Canada Limited                                                Ontario, Canada                 100
McGraw-Hill/Interamericana de Chile Limitada                               Chile                           100
McGraw-Hill/Interamericana de Espana, S.A.                                 Spain                           100
  *Standard & Poor's Espana, S.A.                                          Spain                           100
McGraw-Hill/Interamericana de Venezuela S.A.                               Venezuela                       100
McGraw-Hill/Interamericana Editores, S.A. de C.V.                          Mexico                          100
McGraw-Hill/Interamericana, S.A.                                           Panama                          100
McGraw-Hill Ryerson Limited                                                Ontario, Canada                  70
MHFSCO, Ltd.                                                               U.S. Virgin Islands             100
Mimosa Publications Pty Ltd.                                               Australia                       100
  *Carringbush Publications Pty Ltd.                                       Australia                       100
  *Dragon Media International Pty Ltd.                                     Australia                       100
  *Platypus Media Pty Ltd.                                                 Australia                       100
  *Yarra Pty Ltd.                                                          Australia                       100
Shortland Publications                                                     New Zealand                     100
Standard & Poor's, S.A. de C.V.                                            Mexico                          100
Tata McGraw-Hill Publishing Company
  Private Limited                                                          India                            66.25
The McGraw-Hill Companies (Canada) Corp.                                   Nova Scotia, Canada             100

*        Subsidiary of a subsidiary.


                                       30